Selected Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2019
Quarterly Financial Information Disclosure [Abstract]
Selected Quarterly Financial Data (Unaudited)	Selected Quarterly Financial Data
(Unaudited)

	Quarter Ended
(In millions, except per share amounts)	March 31	June 30	September 30	December 31
2019 -
Sales	$1,004.8	$1,080.4	$1,018.7	$1,018.6
Gross Profit	131.1	177.7	159.7	169.3
Net income	16.3	78.5	115.3	60.0
Net income attributable to ATI	15.0	75.1	111.0	56.5
Basic income attributable to ATI per common share	$0.12	$0.60	$0.88	$0.45
Diluted income attributable to ATI per common share	$0.12	$0.54	$0.78	$0.41
Average shares outstanding	125.8	126.1	126.1	126.1
2018 -
Sales	$979.0	$1,009.5	$1,020.2	$1,037.9
Gross Profit	148.6	173.7	160.4	147.6
Net income	60.5	75.6	55.6	45.0
Net income attributable to ATI	58.0	72.8	50.5	41.1
Basic income attributable to ATI per common share	$0.46	$0.58	$0.40	$0.33
Diluted income attributable to ATI per common share	$0.42	$0.52	$0.37	$0.30
Average shares outstanding	125.7	125.7	125.7	125.7

Quarterly earnings per share amounts above may not add to year-to-date amounts due to rounding as well as the impact of dilutive securities for each individual quarterly period versus the year-to-date period.

Second quarter 2019 results include a $29.3 million pre-tax ($27.3 million, net of tax) gain on the sale of oil and gas rights in New Mexico. See Note 9 for further explanation. Second quarter 2019 results also include a $7.7 million pre-tax ($7.2 million, net of tax) loss on the sale of two non-core forging facilities. See Note 6 for further explanation.

Third quarter 2019 results include a $62.4 million pre-tax ($60.5 million, net of tax) gain on an additional sale of oil and gas rights in New Mexico. See Note 9 for further explanation. Third quarter 2019 results also include a $6.2 million pre-tax ($6.0 million, net of tax) net gain on the sale of the Cast Products business. See Note 6 for further explanation.

Fourth quarter 2019 results include the following:

•
$4.5 million pre-tax ($4.3 million, net of tax) restructuring charge to streamline ATI’s salaried workforce primarily to improve the cost competitiveness of the U.S.-based Flat Rolled Products business. See Note 18 for further explanation.

•	$21.6 million pre-tax ($20.5 million, net of tax) debt extinguishment charge for the full redemption of the 2021 Notes. See Note 10 for further explanation.

•	$11.4 million pre-tax ($10.8 million, net of tax) joint venture impairment charge related to the A&T Stainless joint venture. See Note 7 for further explanation.

•	$41.9 million net discrete tax benefit primarily related to the reversal of a significant portion of the Company's deferred tax valuation allowances. See Note 17 for further explanation.
First quarter 2018 results include a $15.9 million pre-tax ($14.7 million, net of tax) gain on deconsolidation of A&T Stainless following the sale of a 50% noncontrolling interest and subsequent derecognition. See Note 7 for further explanation.
Net of tax amounts presented above generally use the effective tax rate for the applicable quarterly period which differs from the effective tax rate for the full year.